Asbestos	12 Months Ended
Mar. 31, 2017
Text Block [Abstract]
Asbestos

11.  Asbestos

The AFFA was approved by shareholders in February 2007 to provide long-term funding to AICF. For a discussion of the AFFA and the accounting policies utilized by the Company related to the AFFA and AICF, see Note 2.

Asbestos Adjustments

The Asbestos adjustments included in the consolidated statements of operations and comprehensive income comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2017	2016	2015
Change in estimates:
Change in actuarial estimate - asbestos liability	$44.7	$2.4	$(129.0)
Change in actuarial estimate - insurance receivable	(8.2)	4.5	16.6
Change in estimate - AICF claims-handling costs	2.1	1.2	1.1

Subtotal - Change in estimates	38.6	8.1	(111.3)
Gain (loss) on foreign currency exchange	1.8	(2.6)	144.7

Total Asbestos Adjustments	$40.4	$5.5	$33.4

Actuarial Study; Claims Estimate

AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2017. Based on KPMGA’s assumptions, KPMGA arrived at a range of possible total cash flows and calculated a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarially estimated future cash flows.

The following table sets forth the central estimates, net of insurance recoveries, calculated by KPMGA as of 31 March 2017:

	Year Ended 31 March 2017
(Millions of US and Australian dollars, respectively)	US$	A$
Central Estimate – Discounted and Inflated	1,330.1	1,740.1
Central Estimate – Undiscounted but Inflated	1,681.5	2,199.7
Central Estimate – Undiscounted and Uninflated	1,059.2	1,385.7

The asbestos liability has been revised to reflect the most recent undiscounted and uninflated actuarial estimate prepared by KPMGA as of 31 March 2017.

In estimating the potential financial exposure, KPMGA has made a number of assumptions, including, but not limited to, assumptions related to the total number of claims that are reasonably estimated to be asserted through 2077, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type, the age of the claimant and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements.

Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual liability could differ materially from that which is currently recorded.

The potential range of costs as estimated by KPMGA is affected by a number of variables such as nil settlement rates, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defense and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims.

A sensitivity analysis performed by KPMGA to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. The sensitivity analysis performed in the actuarial report is specifically in regards to the discounted but inflated central estimate and the undiscounted but inflated central estimate. This analysis shows that the discounted (but inflated) central estimates could be in a range of A$1.3 billion (US$1.0 billion) to A$3.2 billion (US$2.5 billion). The undiscounted (but inflated) estimates could be in a range of A$1.6 billion (US$1.2 billion) to A$4.5 billion (US$3.4 billion) as of 31 March 2017. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.

During fiscal year 2017, mesothelioma claims reporting activity was below actuarial expectations for the second consecutive year. One of the more significant assumptions is the estimated peak period of mesothelioma disease claims, which is currently assumed to have occurred in the period 2014/2015 to 2016/2017. As the actual experience in fiscal year 2017 was favorable to expectations, no change to the assumed number of future mesothelioma claims is warranted at this time. However, potential variation in the estimated peak period of claims has an impact much greater than the other assumptions used to derive the discounted central estimate. In performing the sensitivity assessment of the estimated period of peak claims reporting for mesothelioma, if the peak claims reporting period was shifted two years from the currently assumed 2016/2017 (i.e. assuming that claim reporting begins to reduce after 2018/2019), together with increased claims reporting from 2026/2027 onwards, relative to current actuarial projections, the central estimate could increase by approximately 34% on a discounted basis.

At 31 March 2017, KPMGA has formed the view that, although there has been favorable claims reporting in fiscal year 2017, no change to the assumed number of future mesothelioma claims is warranted at this time. However, changes to the valuation assumptions may be necessary in future periods should mesothelioma claims reporting escalate or decline.

Claims Data

The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

		For the Years Ended 31 March
	2017	2016	2015	2014	2013
Number of open claims at beginning of period	426	494	466	462	592
Number of new claims	557	577	665	608	542
Number of closed claims	631	645	637	604	672
Number of open claims at end of period	352	426	494	466	462
Average settlement amount per settled claim	A$ 223,535	A$ 248,138	A$ 254,209	A$ 253,185	A$ 231,313
Average settlement amount per case closed	A$ 167,563	A$ 218,900	A$ 217,495	A$ 212,944	A$ 200,561

Average settlement amount per settled claim	US$ 168,300	US$ 182,763	US$ 222,619	US$ 236,268	US$ 238,615
Average settlement amount per case closed	US$ 126,158	US$ 161,229	US$ 190,468	US$ 198,716	US$ 206,892

Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF, which is currently KPMGA. The Company’s disclosures with respect to claims statistics are subject to it obtaining such information, however, the AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the approved actuary. As such, the Company relies on the accuracy and completeness of the information provided by the AICF to the approved actuary and the resulting information and analysis of the approved actuary when making disclosures with respect to claims statistics.

Asbestos-Related Assets and Liabilities

The Company has included on its consolidated balance sheets the asbestos-related assets and liabilities of AICF under the terms of the AFFA. These amounts are detailed in the table below, and the net total of these asbestos-related assets and liabilities is referred to by the Company as the “Net AFFA Liability.”

	31 March
(Millions of US dollars)	2017	2016
Asbestos liability – current	$(116.4)	$(125.9)
Asbestos liability – non-current	(1,043.3)	(1,176.3)

Asbestos liability – Total	(1,159.7)	(1,302.2)

Insurance receivable – current	5.7	16.7
Insurance receivable – non-current	58.1	149.0

Insurance receivable – Total	63.8	165.7

Workers’ compensation asset – current	2.9	4.1
Workers’ compensation asset – non-current	40.4	46.8
Workers’ compensation liability – current	(2.9)	(4.1)
Workers’ compensation liability – non-current	(40.4)	(46.8)

Workers’ compensation – Total	-	-

Loan facility	(52.4)	(50.7)
Other net liabilities	(1.6)	(1.0)
Restricted cash and cash equivalents of the AICF	108.9	17.0

Net Unfunded AFFA liability	$(1,041.0)	$(1,171.2)

Deferred income taxes – non-current	356.6	384.9

Income tax payable	16.8	19.6

Net Unfunded AFFA liability, net of tax	$(667.6)	$(766.7)

The following is a detailed rollforward of the Net Unfunded AFFA liability, net of tax, for the year ended 31 March 2017:

(Millions of US dollars)	Asbestos Liability	Insurance Receivables	Deferred Tax Assets	Other Loan Facilities	Restricted Cash and Investments	Other Assets and Liabilities[1]	Net Unfunded AFFA Liability, net of tax
Opening Balance - 31 March 2016	$(1,302.2)	$165.7	$384.9	$(50.7)	$17.0	$18.6	$(766.7)
Asbestos claims paid	90.7	-	-	-	(90.7)	-	-
Payment received in accordance with AFFA[2]	-	-	-	-	91.1	-	91.1
AICF claims-handling costs incurred (paid)	1.2	-	-	-	(1.2)	-	-
AICF operating costs paid - non claims-handling	-	-	-	-	(1.5)	-	(1.5)
Change in actuarial estimate	44.7	(8.2)	-	-	-	-	36.5
Change in claims handling cost estimate	2.1	-	-	-	-	-	2.1
Impact on deferred income tax due to change in actuarial estimate	-	-	(11.5)	-	-	-	(11.5)
Insurance recoveries	-	(93.3)	-	-	93.3	-	-
Movement in income tax payable	-	-	(16.6)	-	-	(2.5)	(19.1)
Funds received from NSW under loan agreement	-	-	-	(77.0)	77.0	-	-
Funds repaid to NSW under loan agreement	-	-	-	74.3	(74.3)	-	-
Other movements	-	-	0.8	-	(0.6)	(1.4)	(1.2)
Effect of foreign exchange[3]	3.8	(0.4)	(1.0)	1.0	(1.2)	0.5	2.7

Closing Balance - 31 March 2017	$(1,159.7)	$63.8	$356.6	$(52.4)	$108.9	$15.2	$(667.6)

1	Other assets and liabilities include an offset to income tax payable of US$16.8 million and US$19.6 million at 31 March 2017 and 2016, respectively. The remaining balance includes the other assets and liabilities of AICF, with a net liability of US$1.6 million and US$1.0 million at 31 March 2017 and 2016, respectively.

2	The payment received in accordance with AFFA of US$91.1 million reflects the US dollar equivalent of the A$120.7 million payment, translated at the exchange rate set five days before the day of payment.

3	For the year ended 31 March 2017, the Asbestos adjustments of US$40.4 million on the Company’s consolidated statements of operations and comprehensive income include the effect of foreign exchange above of US$2.7 million, which is partially offset by the loss on the foreign currency forward contract associated with the AICF payment of US$0.9 million.

AICF Funding

We anticipate that we will make a contribution of approximately US$102.2 million to AICF on 3 July 2017. This amount represents 35% of our free cash flow for fiscal year 2017, as defined by the AFFA.

On 1 July 2016, the Company made a payment of A$120.7 million (US$91.1 million) to AICF, representing 35% of its free cash flow for fiscal year 2016. For the 1 July 2016 payment, free cash flow, as defined in the AFFA, was equivalent to the Company’s fiscal year 2016 operating cash flows of US$260.4 million.

On 1 July 2015, the Company made a payment of A$81.1 million (US$62.8 million) to AICF, representing 35% of its free cash flow for fiscal year 2015. For the 1 July 2015 payment, free cash flow, as defined in the AFFA, was equivalent to the Company’s fiscal year 2015 operating cash flows of US$179.5 million.

On 1 July 2014, the Company made a payment of A$119.9 million (US$113.0 million) to AICF, representing 35% of its free cash flow for fiscal year 2014. For the 1 July 2014 payment, free cash flow, as defined in the AFFA, was equivalent to the Company’s fiscal year 2014 operating cash flows of US$322.8 million.

AICF – NSW Government Secured Loan Facility

AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$244.6 million, based on the exchange rate at 31 March 2017). The AICF Loan Facility is available to be drawn for the payment of claims through 1 November 2030, at which point, all outstanding borrowings must be repaid. Borrowings made under the AICF Loan Facility are classified as current, as AICF intends to repay the debt within one year.

At 31 March 2017 and 2016, AICF had an outstanding balance under the AICF Loan Facility of US$52.4 million and US$50.7 million, respectively.

To the extent the NSW Government sources funding for the AICF Loan Facility from the Commonwealth of Australia (the “Commonwealth”), the interest rate on the AICF Loan Facility is calculated by reference to the cost of NSW’s borrowings from the Commonwealth for that purpose, being calculated with reference to the Commonwealth Treasury fixed coupon bond rate for a period determined as appropriate by the Commonwealth.

To the extent that NSW’s source of funding is not from the Commonwealth, the interest rate on drawings under the AICF Loan Facility is calculated as (i) during the period to (but excluding) 1 May 2020, a yield percent per annum calculated at the time of the first drawdown of the AICF Loan Facility by reference to the NSW Treasury Corporation’s 6% 1/05/2020 Benchmark Bonds, (ii) during the period after 1 May 2020, a yield percent per annum calculated by reference to NSW Treasury Corporation bonds on issue at that time and maturing in 2030, or (iii) in any case, if the relevant bonds are not on issue, a yield percent per annum in respect of such other source of funding for the AICF Loan Facility determined by the NSW Government in good faith to be used to replace those bonds, including any guarantee fee payable to the Commonwealth in respect of the bonds (where the bonds are guaranteed by the Commonwealth) or other source of funding.

Under the AICF Loan Facility, the Former James Hardie Companies each guarantee the payment of amounts owed by AICF and AICF’s performance of its obligations under the AICF Loan Facility. Each Obligor has granted the NSW Government a security interest in certain property including cash accounts, proceeds from insurance claims, payments remitted by the Company to AICF and contractual rights under certain documents including the AFFA. Each Obligor may not deal with the secured property until all amounts outstanding under the AICF Loan Facility are paid, except as permitted under the terms of the security interest.

Under the terms of the AICF Loan Facility, each Obligor must, upon receipt of proceeds from insurance claims and payments remitted by the Company under the AFFA, apply all of such proceeds in repayment of amounts owing under the AICF Loan Facility. NSW may, at its sole discretion, waive or postpone (in such manner and for such period as it determines) the requirement for the Obligors to apply proceeds of insurance claims and payments remitted by the Company to repay amounts owed under the AICF Loan Facility to ensure AICF has sufficient liquidity to meet its future cash flow needs.

The Obligors are subject to certain operating covenants under the AICF Loan Facility and the terms of the security interest, including, without limitation, (i) positive covenants relating to providing corporate reporting documents, providing particular notifications and complying with the terms of the AFFA, and (ii) negative covenants restricting them from voiding, cancelling, settling, or adversely affecting existing insurance policies, disposing of assets and granting security to secure any other financial indebtedness, other than in accordance with the terms and conditions of the AICF Loan Facility.

Upon an event of default, NSW may cancel the commitment and declare all amounts outstanding as immediately due and payable. The events of default include, without limitation, failure to pay or repay amounts due in accordance with the AICF Loan Facility, breach of covenants, misrepresentation, cross default by an Obligor and an adverse judgment (other than a personal asbestos or Marlew claim) against an Obligor.